SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Apr-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Apr-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1   181704000      481108   984230           0   181222892  19-Apr-99
IPP-A-2    51726000      170492   280183           0    51555508  19-Apr-99
IPP-A-3     6232000           0    33757           0     6232000  19-Apr-99
IPP-A-4     6433227           0    34847           0     6433227  19-Apr-99
IIPP-A     41384024       41596   224163           0    41342428  19-Apr-99
III-A-1    80828061      912063   471497           0    79915998  19-Apr-99
IV-A-1    128144000     3166314   694113           0   124977686  26-Apr-99
IV-A-2      1817000           0        0           0     1826842  26-Apr-99
IV-A-3     14259450           0    77239           0    14259450  26-Apr-99
IV-A-4       729000           0        0           0      732949  26-Apr-99
I-P          139485         155        NA          0      139330  19-Apr-99
A-P          332682        3418        NA          0      329264  26-Apr-99
III-X-1     6966931           NA   40640           0     6874104  19-Apr-99
III-X-2     3529549           NA   20589           0     3488471  19-Apr-99
IV-X       22362549           NA  121130           0    21755882  26-Apr-99
C-B-1       6324000        5152    34255           0     6318848  19-Apr-99
C-B-2       3162900        2577    17132           0     3160323  19-Apr-99
C-B-3       1355271        1104     7341           0     1354167  19-Apr-99
C-B-4       1204685         981     6525           0     1203704  19-Apr-99
C-B-5        602342         491     3263           0      601851  19-Apr-99
C-B-6        903518         736     4894           0      902782  19-Apr-99
D-B-1      10378000        6955    57766           0    10371045  26-Apr-99
D-B-2       4201789        2816    23388           0     4198973  26-Apr-99
D-B-3       2347593        1573    13067           0     2346020  26-Apr-99
D-B-4       1729805        1159     9628           0     1728646  26-Apr-99
D-B-5        741345         497     4126           0      740848  26-Apr-99
D-B-6       1606251        1076     8941           0     1605174  26-Apr-99
A-R             100         100        1           0           0  26-Apr-99
TOTAL:    548286528     4800365  3172716           0   543499954

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1   1000.00000     2.64776  5.41667   997.35224 19-Apr-99
IPP-A-2   1000.00000     3.29606  5.41667   996.70394 19-Apr-99
IPP-A-3   1000.00000     0.00000  5.41667  1000.00000 19-Apr-99
IPP-A-4   1000.00000     0.00000  5.41667  1000.00000 19-Apr-99
IIPP-A    1000.00000     1.00513  5.41667   998.99487 19-Apr-99
III-A-1   1000.00000    11.28399  5.83333   988.71601 19-Apr-99
IV-A-1    1000.00000    24.70903  5.41667   975.29097 26-Apr-99
IV-A-2    1000.00000     0.00000  0.00000  1005.41666 26-Apr-99
IV-A-3    1000.00000     0.00000  5.41667  1000.00000 26-Apr-99
IV-A-4    1000.00000     0.00000  0.00000  1005.41667 26-Apr-99
I-P       1000.00000     1.11317       NA   998.88683 19-Apr-99
A-P       1000.00000    10.27522       NA   989.72478 26-Apr-99
III-X-1   1000.00000          NA  5.83333   986.67606 19-Apr-99
III-X-2   1000.00000          NA  5.83333   988.36164 19-Apr-99
IV-X      1000.00000          NA  5.41667   972.87132 26-Apr-99
C-B-1     1000.00000     0.81468  5.41667   999.18532 19-Apr-99
C-B-2     1000.00000     0.81468  5.41667   999.18532 19-Apr-99
C-B-3     1000.00000     0.81468  5.41667   999.18532 19-Apr-99
C-B-4     1000.00000     0.81468  5.41667   999.18532 19-Apr-99
C-B-5     1000.00000     0.81469  5.41667   999.18531 19-Apr-99
C-B-6     1000.00000     0.81468  5.41667   999.18532 19-Apr-99
D-B-1     1000.00000     0.67016  5.56620   999.32984 26-Apr-99
D-B-2     1000.00000     0.67016  5.56620   999.32984 26-Apr-99
D-B-3     1000.00000     0.67016  5.56620   999.32984 26-Apr-99
D-B-4     1000.00000     0.67016  5.56620   999.32984 26-Apr-99
D-B-5     1000.00000     0.67016  5.56621   999.32984 26-Apr-99
D-B-6     1000.00000     0.67016  5.56620   999.32984 26-Apr-99
A-R        100.00000   100.00000  0.69000     0.00000 26-Apr-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Apr-99